UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 20, 2009
AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC
(Exact name of registrant as specified in its charter)

Delaware	000-52975	20-0573058

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Las Vegas Boulevard South, Las Vegas, NV	89104
(Address of principal executive offices)	(Zip code)
(702) 380-7777
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.02 Termination of a Material Definitive Agreement.
Effective August 20, 2009, Mr. Arthur Keith is no longer serving as President of Stratosphere Gaming LLC, one of the issuer’s subsidiaries. Under the terms of his employment agreement, as previously disclosed in the Company’s Current Report on Form 8-K filed on October 30, 2008, Mr. Keith will receive all amounts earned, vested, due, and unpaid as of the effective date, plus a lump sum payment, within fifteen days, equal to one year of base compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC (Registrant)
By:	/s/ Edward W. Martin, III
Edward W. Martin, III
Chief Financial Officer and Treasurer

Date: August 24, 2009